LEASE SUPPLEMENT NO. 1

          LEASE SUPPLEMENT NO. 1 (I&M Trust 2) dated as of October 15, 1990, to Lease Agreement (I&M Trust 2) dated as of December 1, 1989 (the "Original Lease"), between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement (I&M Trust 2) dated as of December 1, 1989 with Nynex Credit Company, a Delaware corporation, as Lessor, and INDIANA MICHIGAN POWER COMPANY, an Indiana corporation, as Lessee.

          WHEREAS, the Original Lease was recorded in the Office of the Recorder of Spencer County, Indiana, on the 7th day of December, 1989, as Instrument No. 89-4190 in Book No. 57, Page
No. 182;

          WHEREAS, the Original Lease provides that in the event any of the Pricing Assumptions proves to have been incorrect or any Refunding Notes are issued, then in such cases (a) the percentages for Basic Rent, Stipulated Loss Value and Termination Value set forth, respectively, in Schedules 1, 2 and 3 to the Original Lease shall be adjusted so as to preserve the Owner Participant's Initial Theoretical Return, and (b) the Lessor and the Lessee shall execute a supplement to the Original Lease amending Schedules 1, 2 and 3 thereof to set forth such recalculated percentages for Basic Rent, Stipulated Loss Value and Termination Value, respectively; and

          WHEREAS, Transaction Expenses paid by the Owner Trustee with funds provided by the Owner Participant are other than as set forth in the original Pricing Assumptions, and Refunding Notes were issued on February 8, 1990, and on June 20, 1990, to refund the Initial Series A Notes;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

          1. Capitalized terms used in this Lease Supplement and not defined herein shall have the respective meanings assigned to them in the Original Lease.

          2.  The percentages for Basic Rent set forth in
Schedule 1 hereto, the Stipulated Loss Value percentages set forth in Schedule 2 hereto and the Termination Value percentages set forth in Schedule 3 hereto shall replace any prior Schedules 1, 2 and 3 of the Original Lease, respectively, for all purposes.

          3. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LEASEHOLD AND SUBLEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO SUCH LEASEHOLD AND SUBLEASEHOLD ESTATES, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF INDIANA.

          5. The Owner Participant hereby authorizes and directs the Owner Trustee, pursuant to Section 5.02 of the Trust
Agreement, to execute and deliver this Lease Supplement, perform the terms of the Original Lease, as amended by this Lease
Supplement, and to execute and deliver Amendment No. 1 to Form U-
7D which is in a form approved by the Owner Participant.

          6. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          IN WITNESS WHEREOF, the Lessor and Lessee have caused this Lease Supplement to be duly executed as of the date and year set forth in the opening paragraph hereof.


                               Lessor

                               WILMINGTON TRUST COMPANY
                                 not in its individual capacity
                                 but solely as Owner Trustee
[CORPORATE SEAL]


Attest: /s/ Emmett R. Harmon      By:  /s/ James P. Lawler
Name:   Emmett R. Harmon        Name:  James P. Lawler
Title:  Vice President         Title:  Financial Services Officer


                               Lessee

                               INDIANA MICHIGAN POWER COMPANY
[CORPORATE SEAL]


Attest: /s/ Jeffrey D. Cross      By:  /s/ G. P. Maloney
Name:   Jeffrey D. Cross        Name:  G.P. Maloney
Title:  Asst. Secretary        Title:  Vice President



Consented and agreed to
NYNEX CREDIT COMPANY


By:     /s/ Paul H. Repp
Name:   Paul H. Repp
Title:  Vice President





STATE OF DELAWARE   )
COUNTY OF NEW CASTLE) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared James P. Lawler and Emmett R. Harmon, the Financial Services Officer and Vice President of WILMINGTON TRUST COMPANY, who acknowledged themselves to be duly authorized officers of WILMINGTON TRUST COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of WILMINGTON TRUST COMPANY.



                              /s/ Patricia A. Wallace
                              Name:  Patricia A. Wallace
                              Notary Public
                              My Commission Expires:  4-20-91
                              Residing in New Castle County




STATE OF OHIO            )
COUNTY OF FRANKLIN       ) SS.:

        On this, the 26th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared G.P. Maloney and Jeffrey D. Cross, the Vice President and Assistant Secretary of INDIANA MICHIGAN POWER COMPANY, who acknowledged themselves to be duly authorized officers of INDIANA MICHIGAN POWER COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of INDIANA MICHIGAN POWER COMPANY.


                              /s/ Mary M. Soltesz
                              Name:  MARY M. SOLTESZ
                              Notary Public
                              My Commission Expires: 7-13-94
                              Residing in Franklin County




STATE OF NEW YORK   )
COUNTY OF NEW YORK  ) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared Paul H. Repp, the Vice President of NYNEX CREDIT COMPANY, who acknowledged himself to be a duly authorized officer of NYNEX CREDIT COMPANY, and that, as such officer, being authorized to do so, he executed the foregoing instrument for the purposes therein contained by signing the name of NYNEX CREDIT COMPANY.



                              /s/ Emilia M. Pitrelli
                              Name:  Emilia M. Pitrelli
                              Notary Public, State of New York
                              No. 41-4862909
                              Qualified in Queens County
                              Commission Expires:  6-23-92
                              Residing in Queens County


        This instrument was prepared by James M. Cotter, 425 Lexington Avenue, New York, New York 10017-3939.




                                                       Schedule 1
                                                          [NYNEX]


                     BASIC RENT PERCENTAGES

      Basic Rent Payment Date           Basic Rent Percentage

          December 7, 1990                     4.348753725%
          June 7, 1991                         4.348753725
          December 7, 1991                     4.348753725
          June 7, 1992                         4.348753725
          December 7, 1992                     4.348753725
          June 7, 1993                         4.348753725
          December 7, 1993                     4.348753725
          June 7, 1994                         4.348753725
          December 7, 1994                     4.348753725
          June 7, 1995                         4.348753725
          December 7, 1995                     4.348753725
          June 7, 1996                         4.348753725
          December 7, 1996                     4.348753725
          June 7, 1997                         4.348753725
          December 7, 1997                     4.348753725
          June 7, 1998                         4.348753725
          December 7, 1998                     4.348753725
          June 7, 1999                         4.348753725
          December 7, 1999                     4.348753725
          June 7, 2000                         4.348753725
          December 7, 2000                     4.348753725
          June 7, 2001                         4.348753725
          December 7, 2001                     4.348753725
          June 7, 2002                         4.348753725
          December 7, 2002                     4.348753725
          June 7, 2003                         4.348753725
          December 7, 2003                     4.348753725
          June 7, 2004                         4.348753725
          December 7, 2004                     4.348753725
          June 7, 2005                         4.348753725
          December 7, 2005                     4.348753725
          June 7, 2006                         4.348753725
          December 7, 2006                     4.348753725
          June 7, 2007                         4.348753725
          December 7, 2007                     4.348753725
          June 7, 2008                         4.348753725
          December 7, 2008                     4.348753725
          June 7, 2009                         4.348753725
          December 7, 2009                     4.348753725
          June 7, 2010                         4.348753725
          December 7, 2010                     4.348753725
          June 7, 2011                         4.348753725
          December 7, 2011                     4.348753725
          June 7, 2012                         4.348753725
          December 7, 2012                     4.348753725
          June 7, 2013                         4.348753725
          December 7, 2013                     4.348753725
          June 7, 2014                         4.348753725
          December 7, 2014                     4.348753725
          June 7, 2015                         4.348753725
          December 7, 2015                     4.348753725
          June 7, 2016                         4.348753725
          December 7, 2016                     4.348753725
          June 7, 2017                         4.348753725
          December 7, 2017                     4.348753725
          June 7, 2018                         4.348753725
          December 7, 2018                     4.348753725
          June 7, 2019                         4.348753725
          December 7, 2019                     4.348753725
          June 7, 2020                         4.348753725
          December 7, 2020                     4.348753725
          June 7, 2021                         4.348753725
          December 7, 2021                     4.348753725
          June 7, 2022                         4.348753725
          December 7, 2022                     4.348753725




                                                       Schedule 2
                                                          [NYNEX]

                STIPULATED LOSS VALUE PERCENTAGES

                                           Stipulated Loss
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   103.31588830%
          June 7, 1991                       103.96668846
          December 7, 1991                   104.54820977
          June 7, 1992                       105.06917078
          December 7, 1992                   105.52645054
          June 7, 1993                       105.92806630
          December 7, 1993                   106.27207143
          June 7, 1994                       106.56282073
          December 7, 1994                   106.79255481
          June 7, 1995                       106.96775419
          December 7, 1995                   107.08760881
          June 7, 1996                       107.15559627
          December 7, 1996                   107.16512635
          June 7, 1997                       107.11879730
          December 7, 1997                   107.00998582
          June 7, 1998                       106.84105190
          December 7, 1998                   106.60534104
          June 7, 1999                       106.30495695
          December 7, 1999                   105.93321652
          June 7, 2000                       105.49194787
          December 7, 2000                   104.97444254
          June 7, 2001                       104.38223241
          December 7, 2001                   103.70858785
          June 7, 2002                       102.95472228
          December 7, 2002                   102.11389007
          June 7, 2003                       101.19208592
          December 7, 2003                   100.20131268
          June 7, 2004                        99.15348223
          December 7, 2004                    98.06292466
          June 7, 2005                        96.92845186
          December 7, 2005                    95.75419361
          June 7, 2006                        94.54310397
          December 7, 2006                    93.28450363
          June 7, 2007                        91.98221751
          December 7, 2007                    90.63947818
          June 7, 2008                        89.25165419
          December 7, 2008                    87.82003153
          June 7, 2009                        86.33959050
          December 7, 2009                    84.81246968
          June 7, 2010                        83.23330031
          December 7, 2010                    81.60522982
          June 7, 2011                        79.92267915
          December 7, 2011                    78.18805392
          June 7, 2012                        76.39539426
          December 7, 2012                    74.54727652
          June 7, 2013                        72.63733464
          December 7, 2013                    70.66832303
          June 7, 2014                        68.63344537
          December 7, 2014                    66.53753182
          June 7, 2015                        64.38142577
          December 7, 2015                    62.17090946
          June 7, 2016                        59.90044887
          December 7, 2016                    57.57447908
          June 7, 2017                        55.18714896
          December 7, 2017                    52.74354095
          June 7, 2018                        50.23741615
          December 7, 2018                    47.67458656
          June 7, 2019                        45.04840444
          December 7, 2019                    42.36550332
          June 7, 2020                        39.61880543
          December 7, 2020                    36.81576851
          June 7, 2021                        33.94897890
          December 7, 2021                    31.02955942
          June 7, 2022                        28.07439269
          December 7, 2022                    25.00000021




                                                       Schedule 3
                                                          [NYNEX]

                  TERMINATION VALUE PERCENTAGES

                                             Termination
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   103.31588830%
          June 7, 1991                       103.96668846
          December 7, 1991                   104.54820977
          June 7, 1992                       105.06917078
          December 7, 1992                   105.52645054
          June 7, 1993                       105.92806630
          December 7, 1993                   106.27207143
          June 7, 1994                       106.56282073
          December 7, 1994                   106.79255481
          June 7, 1995                       106.96775419
          December 7, 1995                   107.08760881
          June 7, 1996                       107.15559627
          December 7, 1996                   107.16512635
          June 7, 1997                       107.11879730
          December 7, 1997                   107.00998582
          June 7, 1998                       106.84105190
          December 7, 1998                   106.60534104
          June 7, 1999                       106.30495695
          December 7, 1999                   105.93321652
          June 7, 2000                       105.49194787
          December 7, 2000                   104.97444254
          June 7, 2001                       104.38223241
          December 7, 2001                   103.70858785
          June 7, 2002                       102.95472228
          December 7, 2002                   102.11389007
          June 7, 2003                       101.19208592
          December 7, 2003                   100.20131268
          June 7, 2004                        99.15348223
          December 7, 2004                    98.06292466
          June 7, 2005                        96.92845186
          December 7, 2005                    95.75419361
          June 7, 2006                        94.54310397
          December 7, 2006                    93.28450363
          June 7, 2007                        91.98221751
          December 7, 2007                    90.63947818
          June 7, 2008                        89.25165419
          December 7, 2008                    87.82003153
          June 7, 2009                        86.33959050
          December 7, 2009                    84.81246968
          June 7, 2010                        83.23330031
          December 7, 2010                    81.60522982
          June 7, 2011                        79.92267915
          December 7, 2011                    78.18805392
          June 7, 2012                        76.39539426
          December 7, 2012                    74.54727652
          June 7, 2013                        72.63733464
          December 7, 2013                    70.66832303
          June 7, 2014                        68.63344537
          December 7, 2014                    66.53753182
          June 7, 2015                        64.38142577
          December 7, 2015                    62.17090946
          June 7, 2016                        59.90044887
          December 7, 2016                    57.57447908
          June 7, 2017                        55.18714896
          December 7, 2017                    52.74354095
          June 7, 2018                        50.23741615
          December 7, 2018                    47.67458656
          June 7, 2019                        45.04840444
          December 7, 2019                    42.36550332
          June 7, 2020                        39.61880543
          December 7, 2020                    36.81576851
          June 7, 2021                        33.94897890
          December 7, 2021                    31.02955942
          June 7, 2022                        28.07439269
          December 7, 2022                    25.00000021